                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275
PRICING SUPPLEMENT NO. 3
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated October 4, 2000)



                                 --------------

                                    $744,504

                                  Cygnus, Inc.

                                  Common Stock

                                 --------------


---------------------------------------------------- --------------------------
Date of Purchase...................................      November 29, 2000
---------------------------------------------------- --------------------------
Number of Shares...................................           138,900
---------------------------------------------------- --------------------------
Price per Share....................................            $5.36
---------------------------------------------------- --------------------------
Proceeds to Cygnus.................................         $744,504.00
---------------------------------------------------- --------------------------


            The date of this Pricing Supplement is December 1, 2000.